Q2 2025 EARNINGS

2 Forward-looking statements and non-GAAP financial measures This presentation contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this presentation and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) factors relating to any unsolicited offer (“Offer”) to purchase the shares of the Company, actions taken by the Company or its stockholders in respect to such an Offer, and the effects of such an Offer, or the completion or failure to complete an Offer on the Company’s business, or other developments involving such an Offer and the activist shareholders or others who disagree with the composition of the board, our strategy, or the way the Company is managed; (3) our ability to maintain profit margins, (4) our ability to attract and retain clients, (5) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (6) our ability to successfully execute on business strategies and further digitalize our business model, (7) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (8) new laws, regulations, and government incentives that could affect our operations or financial results, (9) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (10) our ability to successfully integrate acquired businesses, and (11) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (SEC) filings, including the company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated. In addition, we use several non-GAAP financial measures when presenting our financial results in this presentation. Please refer to the reconciliations between our U.S. GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.

3 Q2 2025 Overview Total revenue was $396 million and flat to prior year ▪ Organic1 revenue down 4% ▪ Uncertainty and caution continued to weigh on customers, driving reduced volumes with the exception of our skilled businesses which delivered double-digit growth for the quarter Net loss was $0 million vs. net loss of $105 million in Q2 2024 ▪ Prior year included $100 million in non-cash impairment and tax valuation charges ▪ Gross margin was down 3 percentage points primarily due to changes in business mix ▪ SG&A improved 7% driven by disciplined cost management ▪ Adjusted EBITDA2 was $3 million v. $1 million in Q2 2024 HSP integration on-track ▪ Financial performance included in PeopleSolutions segment along with PeopleScout results Solid liquidity position ▪ Cash of $22 million, debt of $54 million and $79 million of borrowing availability for total liquidity of $101 million ▪ Reduced debt by $4 million and increased working capital by $14 million 1 Organic results exclude the impact of Healthcare Staffing Professionals, acquired Jan. 31, 2025. 2 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results for both current and historical periods.

4 Financial summary Amounts in millions, except per share data Q2 2025 Q2 2024 Change Revenue $396 $396 0% -4% organic1 Net loss -$0.2 -$104.7 NM Net loss per diluted share -$0.01 -$3.45 NM Net loss margin 0.0% -26.4% +26 pp Adjusted net loss2 -$2.2 -$10.7 NM Adj. net loss per diluted share -$0.07 -$0.35 NM Adj. net loss margin -0.5% -2.7% +2 pp Adjusted EBITDA $2.6 $1.1 +147 % Adjusted EBITDA margin 0.7% 0.3% +0.4 pp NM - Not meaningful 1 Organic results exclude the impact of Healthcare Staffing Professionals, acquired Jan. 31, 2025. 2 Refer to the appendix to this presentation for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results.

5 Gross margin and SG&A bridges Gr os s m ar gi n 26.4% -2.5% -0.3% 23.6% Q2 2024 Mix Software depreciation Q2 2025 SG &A $97 -$12 $5 $90 Q2 2024 Core business Q2 2025 Amounts in millions 1 Represents the year-over-year change in Adjusted EBITDA exclusions impacting SG&A. Refer to the adjusted EBITDA reconciliation in the appendix to this presentation for more information. Adjusted EBITDA exclusions1

Q2 2025 Results by segment

Amounts in millions	PeopleReady	PeopleManagement	PeopleSolutions
Revenue	$213	$134	$49
% Change	*-5%*	*+2%*	*+20%*
Segment profit[1]	$2	$4	$3
% Change	*+288%*	*+21%*	*-26%*
% Margin *Change*	*0.7%* *+50 bps*	*3.1%* *+50 bps*	*5.2%* *-320 bps*
Notes:	▪ Revenue: • Softness across most verticals and geographies with the exception of our skilled business ▪ Margin: ▪ Expansion primarily due to strategic cost actions	▪ Revenue: • Growth in commercial driving services partially offset by lower on-site client volumes ▪ Margin: ▪ Expansion due to disciplined cost management and improved operating leverage as revenue increased	▪ Revenue: • -20% on an organic basis[2] with HSP contributing $16 million • Reduced client hiring volumes due to uncertainty around workforce needs ▪ Margin: ▪ Contraction due to lower operating leverage as organic revenue declined

[1] We evaluate performance based on segment revenue and segment profit. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment.
[2] Organic results exclude the impact of Healthcare Staffing Professionals, acquired Jan. 31, 2025.

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7 Solid balance sheet with ample liquidity $0 $0 -$8 -$54 $293 $86 $119 $79 $72 $62 $23 $22 Debt Borrowing availability Cash 2022 2023 2024 Q2 2025 Amounts in millions Note: Figures may not sum to consolidated totals due to rounding. Balances as of fiscal period end. 1 Borrowing availability is based on maximum borrowing availability under our most restrictive covenant. 2 Buyback ratio calculated as the dollar value of share repurchases during the period divided by our market capitalization at the beginning of the fiscal period. Liquidity Share repurchases 1 $61 $34 $21 $0 6% 5% 4% —% Share repurchases Buyback ratio 2022 2023 2024 YTD Q2 2025 2

Outlook

9 Select outlook information Item Q3 2025 Commentary Revenue $400M to $425M +5% to +11% vs. prior year Assumes current market conditions continue into Q3 and includes +4 percentage points of inorganic growth from the acquisition of HSP. Gross margin -280 to -240 bps vs. prior year Gross margin decline due primarily to prior year workers’ compensation reserve adjustments not expected to repeat at the same level and changes in business mix. Refer to the EBITDA adjustments below for additional information on expected costs. SG&A $93M to $97M -7% to -3% vs. prior year SG&A reduction driven by disciplined cost management. Refer to the EBITDA adjustments below for additional information on expected expense. EBITDA adjustments1 $3M • +$1M in SaaS amortization included in SG&A • +$1M in software depreciation included in cost of services • +$1M in other SG&A adjustments Shares 29.9M Reflects approximate basic weighted average shares outstanding and does not include the impact of any potential share repurchases. Item FY 2025 Commentary CapEx2 $17M to $21M Depreciation expected to be $24M to $28M and includes $4M of software depreciation reported in cost of services. Income Tax Expense $0M to $4M Minimal income tax expense expected due to the valuation allowance in effect. 1 Refer to the appendix to this presentation for a definition of non-GAAP financial measures. 2 Includes planned investments in software as a service (SaaS) assets capitalized in other long-term assets with the related amortization recorded in SG&A.

Appendix

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net loss and Adjusted net loss per diluted share	Net loss and net loss per diluted share, excluding: – amortization of intangibles, – acquisition/integration costs, – goodwill and intangible asset impairment charge, – workforce reduction costs, – PeopleReady technology upgrade costs, – COVID-19 government subsidies, net, – other adjustments, net, and – tax effect of the adjustments and deferred tax asset valuation allowance.	– Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management.
EBITDA and Adjusted EBITDA	EBITDA excludes from net loss: – income tax expense, – interest and other (income) expense, net, and – depreciation and amortization. Adjusted EBITDA further excludes: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – acquisition/integration costs, – goodwill and intangible asset impairment charge, – workforce reduction costs, – PeopleReady technology upgrade costs, – COVID-19 government subsidies, net, and – other adjustments, net.	– Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. – Used by management to assess performance and effectiveness of our business strategies. – Provides a measure, among others, used in the determination of incentive compensation for management.
Adjusted SG&A expense	Selling, general and administrative expense excluding: – third-party processing fees for hiring tax credits, – amortization of software as a service assets, – acquisition/integration costs, – workforce reduction costs, – PeopleReady technology upgrade costs, – COVID-19 government subsidies, net, and – other adjustments, net.	– Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

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12 1. RECONCILIATION OF U.S. GAAP NET LOSS TO ADJUSTED NET LOSS AND ADJUSTED NET LOSS PER DILUTED SHARE (Unaudited) 13 weeks ended (in thousands, except for per share data) Jun 29, 2025 Jun 30, 2024 Net loss $ (160) $ (104,710) Amortization of intangible assets 885 1,369 Acquisition/integration costs 153 — Goodwill and intangible asset impairment charge 200 59,674 Workforce reduction costs (1) 3,445 1,500 PeopleReady technology upgrade costs (2) — 39 COVID-19 government subsidies, net (3) (8,573) (9,696) Other adjustments, net (4) 1,883 279 Tax effect of adjustments and deferred tax asset valuation allowance (5) — 40,855 Adjusted net loss $ (2,167) $ (10,690) Adjusted net loss per diluted share $ (0.07) $ (0.35) Diluted weighted average shares outstanding 29,856 30,349 Margin / % of revenue: Net loss — % (26.4) % Adjusted net income (loss) (0.5) % (2.7) % Refer to the last slide of the appendix for footnotes.

13 2. RECONCILIATION OF U.S. GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands) Jun 29, 2025 Jun 30, 2024 Net loss $ (160) $ (104,710) Income tax expense 122 46,491 Interest and other (income) expense, net (2,903) (1,741) Depreciation and amortization (6) 7,502 7,691 EBITDA 4,561 (52,269) Third-party processing fees for hiring tax credits (7) (60) 90 Amortization of software as a service assets (8) 1,036 1,452 Acquisition/integration costs 153 — Goodwill and intangible asset impairment charge 200 59,674 Workforce reduction costs (1) 3,445 1,500 PeopleReady technology upgrade costs (2) — 39 COVID-19 government subsidies, net (3) (8,573) (9,696) Other adjustments, net (4) 1,883 279 Adjusted EBITDA $ 2,645 $ 1,069 Margin / % of revenue: Net loss — % (26.4) % Adjusted EBITDA 0.7% 0.3%

14 3. RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE (Unaudited) Refer to the last slide of the appendix for footnotes. 13 weeks ended (in thousands) Jun 29, 2025 Jun 30, 2024 Selling, general and administrative expense $ 89,798 $ 97,018 Third-party processing fees for hiring tax credits (7) 60 (90) Amortization of software as a service assets (8) (1,036) (1,452) Acquisition/integration costs (153) — Workforce reduction costs (1) (3,311) (1,329) PeopleReady technology upgrade costs (2) — (39) COVID-19 government subsidies, net (3) 5,378 6,803 Other adjustments, net (4) (1,883) (279) Adjusted SG&A expense $ 88,853 $ 100,632 % of revenue: Selling, general and administrative expense 22.7% 24.5 % Adjusted SG&A expense 22.4% 25.4%

15 Footnotes: 1. Workforce reduction costs of $3.4 million for the 13 weeks ended June 29, 2025 were reported as $0.1 million in cost of services and $3.3 million in selling, general and administrative expense. Workforce reduction costs of $1.5 million for the 13 weeks ended June 30, 2024 were reported as $0.2 million in cost of services and $1.3 million in selling, general and administrative expense. 2. Costs associated with upgrading legacy PeopleReady technology. 3. COVID-19 government subsidies net of related fees. $3.2 million reported in cost of services and $5.4 million in selling, general and administrative expense for the 13 weeks ended June 29, 2025. For the 13 weeks ended June 30, 2024, $2.9 million reported in cost of services and $6.8 million in selling, general and administrative. 4. Other adjustments for the 13 weeks ended June 29, 2025 include non-routine professional fees and other expenses. 5. The tax effect includes the application of our statutory rate of 26% to all taxable / deductible adjustments. For the 13 weeks ended June 30, 2024, the tax effect also included a valuation allowance of $55 million recorded against our deferred tax assets. For the 13 weeks ended June 29, 2025, there was no tax effect associated with the adjustments due to the valuation allowance recorded against our deferred tax assets. 6. Includes software depreciation reported in cost of services. 7. These third-party processing fees are associated with generating hiring tax credits. 8. Amortization of software as a service assets is reported in selling, general and administrative expense.